                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  October 22, 1997



                           PRENTISS PROPERTIES TRUST
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   MARYLAND
                        (State or Other Jurisdiction of
                        Incorporation or Organization)



           1-14516                                       75-2661588
-------------------------------             ------------------------------------
  (Commission File Number)                  (I.R.S. Employer Identification No.)



         3890 West Northwest Highway, Suite 400, Dallas, Texas  75220
             (Address of Registrant's Principal Executive Office)


                                (214) 654-0886
             (Registrant's Telephone Number, Including Area Code)



                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.        ACQUISITION OF ASSETS

     Prentiss Properties Trust owns a limited partnership interest and a sole general partnership interest in Prentiss Properties Acquisition Partners, L.P. (the "Operating Partnership") through a wholly-owned subsidiary, Prentiss Properties I, Inc., a Delaware corporation. Prentiss Properties Trust, as referred to herein, includes the Company, its majority-owned Operating Partnership and subsidiaries (collectively, the "Company"). On October 22, 1997, the Company completed the acquisition of 15 Class "A" suburban office buildings (the "Terramics Properties"), and the rights to acquire land capable of supporting up to 1.1 million net rentable square feet of development . The buildings total 904,207 square feet and are located in suburban markets in Pennsylvania and New Jersey near Philadelphia, Pennsylvania.

     The Terramics Properties were purchased for an aggregate purchase price, including estimated closing costs, of approximately $134 million, including approximately $14 million in assumed debt, $106 million in cash and 530,062 units of limited partnership in the Operating Partnership ("Units") valued at approximately $14 million. The cash portion of the purchase price was paid primarily through borrowings under a $133 million credit facility (the "Terramics Bridge Loan").

     The Terramics Properties were acquired pursuant to agreements of contribution and assignment entered into between the Operating Partnership (as "Purchaser") and various entities controlled by the Terramics Properties Associates that held ownership interests in the Terramics Properties. The related agreements were filed as exhibits to the Company's current report on Form 8-K dated October 16, 1997.

     The Company determined the purchase price for the Terramics Properties and the individually insignificant properties listed in Item 5 of this report on Form 8-K through an evaluation of the following factors: (i) macro-economic issues that impact the market in which the property is located; (ii) location and competition in the property's market; (iii) occupancy of and demand for properties of a similar type in the same market; (iv) the construction quality and condition of the property; (v) the potential for increased cash flow after benefiting from the Company's renovations, refurbishment and upgrades; (vi) existing tenant base; (vii) purchase price relative to replacement costs; and
(viii) the potential to generate revenue growth at or above levels of economic growth in the property's market. Other than changes in those factors, the Company, after reasonable inquiry, is not aware of any material factors relating to the properties that would cause the historical financial information provided in Item 7 not to be necessarily indicative of future operating results for the properties.

ITEM 5.        OTHER EVENTS

     On July 29, 1997, the Company completed the acquisition, from an unrelated third-party, of a mortgage note collateralized by one Class "A" suburban office property (the "World Savings Center"). The property totals 271,055 square feet and is located in Oakland, California. The Company has negotiated a deed in lieu of foreclosure transaction, for no consideration, which provides for the conveyance of the property, currently held by a partnership for which an affiliated party (Prentiss Properties WSC, Inc.) is the general partner, to be transferred to the Company in an arms length transaction on or around January 1, 1998. The World Savings Center note was purchased for a purchase price of approximately $37.5 million which was funded with proceeds from a short-term acquisition facility provided by an affiliate of Lehman Brothers Inc.

     On July 31, 1997, the Company completed the acquisition of three Class "A" suburban office properties (the "Academy Properties"). The properties total 193,961 square feet and are located in Los Angeles, California. The Academy Properties were purchased for a purchase price of approximately $23.0 million which was funded primarily from borrowings under the Company's line of credit.

     On September 9, 1997, the Company completed the acquisition of two Class "A" suburban office properties (the "Research Properties"). The properties total 286,325 square feet and are located in the metropolitan Washington, D.C. area. The Research Properties were purchased for a purchase price of approximately $40.8 million which was funded primarily from borrowings under Company's line of credit.

     On September 15, 1997, the Company completed the acquisition of two Class "A" suburban office properties (the "Gateway Properties"). The properties total 203,405 square feet and are located in the suburban Baltimore, Maryland area. The Gateway Properties were purchased for a purchase price of approximately $22.6 million which was funded primarily from borrowings under the Company's line of credit.

     The acquisitions of the World Savings Center, the Academy Properties, the Research Properties and the Gateway Properties do not individually constitute acquisitions of a "significant amount of assets" as defined under Item 2 of Form 8-K or Rule 3-14 of Regulation S-X. Rather, these acquisitions, when aggregated with the Selected 1997 Acquisitions whose audited combined statements of revenue and certain operating expenses were filed previously by the Company in its Registration Statement of Form S-11, declared effective on April 29, 1997, constitute a mathematical majority of individually insignificant 1997 acquisitions, for which audited combined statements of revenue and certain operating expenses are required under Rule 3-14 of Regulation S-X. Accordingly, audited combined statements of revenue and certain operating expenses of the World Savings Center, the Academy Properties, the Research Properties and the Gateway Properties are filed herewith.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(A)  Financial Statements for Properties Acquired

     Combined statements of revenue and certain operating expenses of the Terramics Properties for the year ended December 31, 1996 are presented as prescribed by Item 2 of Form 8-K and Rule 3-14 of Regulation S-X.

     Combined statements of revenue and certain operating expenses of the World Savings Center for the years ended December 31, 1996, 1995, and 1994 are presented as prescribed by Rule 3-14 of Regulation S-X.

     Combined statements of revenue and certain operating expenses of the Selected Properties Acquired Subsequent to June 30, 1997 (comprised of the Academy Properties, the Research Properties, and the Gateway Properties) for the year ended December 31, 1996 are presented as prescribed by Rule 3-14 of Regulation S-X.


(B)  Pro Forms Financial Information

     Prentiss Properties Trust Pro Forma Balance Sheet at December 31, 1996 and Pro Forma Statements of Income for the nine months ended September 30, 1997, and for the year ended December 31, 1996.

(C)  Exhibits

     23.1 Consent of Coopers & Lybrand L.L.P. Independent Accountants

     99.1 Credit Agreement, dated October 6, 1997, among Prentiss Properties Acquisition Partners, L.P., as Borrower, Nationsbank of Texas, N.A., as Administrative Agent and Lender, Bank One, Texas, N.A., as Documentation Agent and Lender, Crestar Bank, as Lender, Comerica Bank, as Lender, and First National Bank of Chicago, as Lender.

                         INDEX TO FINANCIAL STATEMENTS


The following represents certain of the properties acquired by the Company during 1997:

                                                                       PAGE
                                                                      NUMBER


SIGNIFICANT ACQUISITION:
The Terramics Properties
        Report of Independent Accountants.............................  F-1
        Combined Statement of Revenues and Certain Operating
          Expenses for the Year Ended December 31, 1996...............  F-2
        Notes to Combined Statement of Revenues and Certain
          Operating Expenses..........................................  F-3


INDIVIDUALLY INSIGNIFICANT ACQUISITIONS:
The World Savings Center Property
        Report of Independent Accountants.............................  F-5
        Combined Statements of Revenues and Certain Operating
          Expenses for the Years Ended December 31, 1996,
          1995 and 1994...............................................  F-6
        Notes to Combined Statement of Revenues and Certain
          Operating Expenses..........................................  F-7
The Academy, Research and Gateway Properties
(the "Selected Properties Acquired Subsequent to June 30, 1997")
        Report of Independent Accountants.............................  F-9
        Combined Statement of Revenues and Certain Operating
          Expenses for the Year Ended December 31, 1996...............  F-10
        Notes to Combined Statement of Revenues and Certain
          Operating Expenses..........................................  F-11

PRO FORMA FINANCIAL STATEMENTS:
        Prentiss Properties Trust Pro Forma Balance Sheet as
          of December 31, 1996........................................  F-13
        Prentiss Properties Trust Pro Forma Statements of Income
          for the Nine Month Period Ended September 30, 1997 and
          for the Year Ended December 31, 1996........................  F-14

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Prentiss Properties Trust

          We have audited the accompanying combined statement of revenues and certain operating expenses of the Terramics Properties (the "Terramics Properties") for the year ended December 31, 1996. The combined statement of revenues and certain operating expenses is the responsibility of the Terramics Properties' owners. Our responsibility is to express an opinion on the combined statement of revenues and certain operating expenses based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

          The accompanying combined statement of revenues and certain operating expenses was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the Terramics Properties' revenues and expenses and may not be comparable to results from proposed future operations of the Terramics Properties.

          In our opinion, the combined statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


Coopers & Lybrand L.L.P.

October 22, 1997
Dallas, Texas

                           THE TERRAMICS PROPERTIES
         COMBINED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
                     FOR THE YEAR ENDED DECEMBER 31, 1996

                            (DOLLARS IN THOUSANDS)

Revenues:
     Rental income.....................   $16,783
     Other income......................       108
                                          -------
                                           16,891
                                          -------
Certain operating expenses:
     Real estate taxes.................     1,634
     Repairs and maintenance...........     2,151
     Property management...............       825
     Utilities.........................     1,611
     Insurance.........................        78
                                          -------
                                            6,299
                                          -------

Revenues in excess of certain operating
 expenses.                                $10,592
                                          =======



   The accompanying notes are an integral part of this financial statement.

                           THE TERRAMICS PROPERTIES
                    NOTES TO COMBINED STATEMENT OF REVENUES
                        AND CERTAIN OPERATING EXPENSES

                            (DOLLARS IN THOUSANDS)

1.   BASIS OF PRESENTATION

          The combined statement of revenues and certain operating expenses for the year ended December 31, 1996 relate to the operations of the Terramics properties (the "Terramics Properties" or the "Properties"), which were acquired, on October 22, 1997, by the Company from an unaffiliated third-party for an aggregate purchase price of $134.0 million (including estimated closing costs). The Terramics Properties consist of 15 Class "A" suburban office buildings totaling approximately 904,207 net rentable square feet located in suburban markets in Pennsylvania and New Jersey near Philadelphia, Pennsylvania.

          The accompanying combined statement excludes certain expenses such as interest, depreciation and amortization and other costs not directly related to the future operations of these properties that may not be comparable to the expenses expected to be incurred in the proposed future operations of these properties. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

          The combined statement of revenues and certain operating expenses have been prepared on the accrual basis of accounting.

    REVENUE AND EXPENSE RECOGNITION

          Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

    FUTURE RENTAL REVENUES

          The properties are leased to tenants under net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancellable operating leases in effect as of December 31, 1996, are approximately as follows:

     1997......................................  $13,485
     1998......................................   12,489
     1999......................................    9,082
     2000......................................    6,820
     2001......................................    5,337
     Thereafter................................   29,601
                                                --------
                                                 $76,814
                                                ========

          Office space in the Terramics Properties is generally leased to tenants under lease terms which provide for tenants to pay for increases in operating expenses in excess of specified amounts.

    USE OF ESTIMATES

          The preparation of the combined statement of revenues and certain operating expenses requires management to make estimates and assumptions that affect the reported amounts, revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

2.   RELATED PARTY TRANSACTIONS

          Under terms of various management agreements, the Terramics Properties paid $681,428 in management fees during the year ended December 31, 1996 to the Terramics Management Company, an affiliate of the entities owning the Properties.

          The Terramics Properties received base rents in the amount of $105,456 during the year ended December 31, 1996 from entities affiliated with the entities owning the Properties.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Prentiss Properties Trust

          We have audited the accompanying combined statements of revenues and certain operating expenses of the World Savings Center Property for the years ended December 31, 1996, 1995 and 1994. The statements of revenues and certain operating expenses are the responsibility of the World Savings Center Property's owners. Our responsibility is to express an opinion on the combined statements of revenues and certain operating expenses based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statements of revenues and certain operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statements of revenues and certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statements of revenues and certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

          The accompanying combined statements of revenues and certain operating expenses were prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note 1, and are not intended to be a complete presentation of the World Savings Center Property's revenues and expenses and may not be comparable to results from proposed future operations of the World Savings Center.

          In our opinion, the combined statements of revenues and certain operating expenses referred to above present fairly, in all material respects, the revenues and certain operating expenses described in Note 1 for the years ended December 31, 1996, 1995 and 1994 in conformity with generally accepted accounting principles.


Coopers & Lybrand L.L.P.

October 3, 1997
Dallas, Texas

                             WORLD SAVINGS CENTER
        COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                            (DOLLARS IN THOUSANDS)

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                            1996       1995     1994
                                          ---------  --------  -------
Revenues:
     Rental income.......................... $6,792    $6,995   $6,968
     Other income...........................     22        29       26
                                             ------    ------   ------
                                              6,814     7,024    6,994
                                             ------    ------   ------
Certain operating expenses:
     Real estate taxes......................    446       507      500
     Repairs and maintenance................    981       685      724
     Property management....................    703       966      999
     Utilities..............................    524       587      579
     Insurance..............................    173       128       69
                                             ------    ------   ------
                                              2,827     2,873    2,871
                                             ------    ------   ------

Revenues in excess of certain operating
 expenses................................... $3,987    $4,151   $4,123
                                             ======    ======   ======




  The accompanying notes are an integral part of these financial statements.

                             WORLD SAVINGS CENTER
                   NOTES TO COMBINED STATEMENTS OF REVENUES
                        AND CERTAIN OPERATING EXPENSES

                            (DOLLARS IN THOUSANDS)

1.   BASIS OF PRESENTATION

          The combined statement of revenues and certain operating expenses for the year ended December 31, 1996 relate to the operations of the World Savings Center (the "Property"). A mortgage note collateralized by the Property was acquired by the Company subsequent to June 30, 1997 from an unaffiliated third-party for an aggregate purchase price of $37.5 million. The Company has negotiated a deed in lieu of foreclosure transaction, for no consideration, which provides for the conveyance of the Property, currently held by a partnership for which an affiliated party (Prentiss Properties WSC, Inc.) is the general partner, to be transferred to the Operating Partnership in an arms length transaction on or around January 1, 1998. The World Savings Center consists of one Class "A" suburban office building in Oakland, California totaling approximately 271,055 net rentable square feet.

          The accompanying combined statements exclude certain expenses such as interest, depreciation and amortization and other costs not directly related to the future operations of the Property that may not be comparable to the expenses expected to be incurred in the proposed future operations of the Property. Management is not aware of any material factors relating to the Property which would cause the reported financial information not to be necessarily indicative of future operating results.

          The combined statements of revenues and certain operating expenses have been prepared on the accrual basis of accounting.

    REVENUE AND EXPENSE RECOGNITION

          Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

          During the year ended December 31, 1996, two separate tenants represented 54% and 19%, respectively, of total base rental income.

    FUTURE RENTAL REVENUES

          The Property is leased to tenants under net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancellable operating leases in effect as of December 31, 1996, are approximately as follows:

     1997...................................... $ 4,169
     1998......................................   3,915
     1999......................................   3,875
     2000......................................   2,583
     2001......................................     105
     Thereafter................................      25
                                                -------
                                                $14,672
                                                =======

          Office space in the World Savings Center is generally leased to tenants under lease terms which provide for tenants to pay for increases in operating expenses in excess of specified amounts.

    USE OF ESTIMATES

          The preparation of the combined statements of revenues and certain operating expenses requires management to make estimates and assumptions that affect the reported amounts, revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

2.  RELATED PARTY TRANSACTIONS

          Under terms of the management agreement, the World Savings Center paid $210,944, $222,141, and $224,287 in management fees during the years ended December 31, 1996, 1995, and 1994 , respectively, to an affiliate of the entity owning the Property.

          The World Savings Center received base rents in the amount of $2,530,827 during each of the years ended December 31, 1996, 1995, and 1994 pursuant to a lease agreement with World Savings and Loan which held an ownership interest in the Property. This lease expires in November 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Prentiss Properties Trust

          We have audited the accompanying combined statement of revenues and certain operating expenses of the Selected Properties Acquired Subsequent to June 30, 1997 (see Note 1) for the year ended December 31, 1996. The statement of revenues and certain operating expenses is the responsibility of the Selected Properties' Acquired Subsequent to June 30, 1997 owners. Our responsibility is to express an opinion on the combined statement of revenues and certain operating expenses based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

          The accompanying combined statement of revenues and certain operating expenses was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the Selected Properties' Acquired Subsequent to June 30, 1997 revenues and expenses and may not be comparable to results from proposed future operations of the Selected Properties Acquired Subsequent to June 30, 1997.

          In our opinion, the combined statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


Coopers & Lybrand L.L.P.

October 3, 1997
Dallas, Texas

                         SELECTED PROPERTIES ACQUIRED
                          SUBSEQUENT TO JUNE 30, 1997
         COMBINED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES
                     FOR THE YEAR ENDED DECEMBER 31, 1996

                            (DOLLARS IN THOUSANDS)

Revenues:
     Rental income....................... $10,799
     Other income........................     674
                                           11,473
                                          -------
Certain operating expenses:
     Real estate taxes...................     946
     Repairs and maintenance.............   2,245
     Property management.................     860
     Utilities...........................   1,209
     Insurance...........................     301
                                            5,561
                                          -------

Revenues in excess of certain operating
 expenses................................ $ 5,912
                                          =======




   The accompanying notes are an integral part of this financial statement.

                         SELECTED PROPERTIES ACQUIRED
                          SUBSEQUENT TO JUNE 30, 1997
                    NOTES TO COMBINED STATEMENT OF REVENUES
                        AND CERTAIN OPERATING EXPENSES

                            (DOLLARS IN THOUSANDS)

1.   BASIS OF PRESENTATION

          The combined statement of revenues and certain operating expenses for the year ended December 31, 1996 relate to the operations of the Selected Properties Acquired Subsequent to June 30, 1997 which were acquired by Prentiss Properties Trust subsequent to June 30, 1997 from unaffiliated third-parties for an aggregate purchase price of $86.4. The Selected Properties Acquired Subsequent to June 30, 1997 include The Academy Properties ("Academy"), the Research Office Center Properties ("Research"), and the Gateway International Properties ("Gateway"). The Academy Properties consist of three Class "A" suburban office buildings in Los Angeles, California totaling approximately 193,961 net rentable square feet. The Research Office Center Properties consist of two Class "A" suburban office buildings in the metropolitan Washington, D.C. area totaling approximately 286,325 net rentable square feet. The Gateway International Properties consist of two Class "A" suburban office buildings in suburban Baltimore, Maryland area totaling approximately 203,405 net rentable square feet.

          The accompanying combined statement excludes certain expenses such as interest, depreciation and amortization and other costs not directly related to the future operations of these properties that may not be comparable to the expenses expected to be incurred in the proposed future operations of these properties. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

          The combined statement of revenues and certain operating expenses have been prepared on the accrual basis of accounting.

     REVENUE AND EXPENSE RECOGNITION

          Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

          During the year ended December 31, 1996, two separate tenants of Academy represented 60%, and 28% of total base rental income. Two separate tenants represented 15% and 12% of the total base rental income, of one of the Research properties, and one major tenant represented 100% of the total base rental income of the other. Two separate tenants of Gateway represented 13% and 11% of total base rental income.

     FUTURE RENTAL REVENUES

          The properties are leased to tenants under net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancellable operating leases in effect as of December 31, 1996, are approximately as follows:

     1997...................................... $ 7,885
     1998......................................   7,559
     1999......................................   7,126
     2000......................................   6,809
     2001......................................   4,978
     Thereafter................................  12,075
                                                -------
                                                $46,432
                                                =======

          Office space in the Academy, Research and Gateway properties is generally leased to tenants under lease terms which provide for tenants to pay for increases in operating expenses in excess of specified amounts.

     USE OF ESTIMATES

          The preparation of the combined statement of revenues and certain operating expenses requires management to make estimates and assumptions that affect the reported amounts, revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

2.   RELATED PARTY TRANSACTIONS

          Under terms of their respective management agreements, Research and Gateway paid $91,022 and $172,724, respectively, in management fees during the year ended December 31, 1996 to entities affiliated with the ownership of the properties.

                           PRENTISS PROPERTIES TRUST
                     PRO FORMA CONSOLIDATED BALANCE SHEET

                              SEPTEMBER 30, 1997
                                  (UNAUDITED)

            (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

          The following unaudited pro forma consolidated balance sheet is presented as if the following transactions had been consummated on September 30, 1997: (i) the acquisition of the Terramics Properties, and (ii) the acquisition of those assets the Company deems probable acquisitions, (the "Pending Acquisitions"). This pro forma consolidated balance sheet should be read in conjunction with the pro forma consolidated statements of income of the Company for the nine months ended September 30, 1997 and for the year ended December 31, 1996 included elsewhere in this Form 8-K and the historical consolidated and combined financial statements and notes thereto of the Company and the Predecessor Company included in the Company's Form 10-K for the year ended December 31, 1996.

          The pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position would have been had the Company completed the transactions described above, nor does it purport to represent the future financial position of the Company.

                                                                       PRO FORMA ADJUSTMENTS
                                               -------------------------------------------------------------    PRENTISS
                                 PRENTISS                                                                      PROPERTIES
                                PROPERTIES       TERRAMICS              PENDING                 OTHER            TRUST
                                  TRUST        PROPERTIES /(1)/     ACQUISITIONS /(2)/     ADJUSTMENTS /(3)/   PRO FORMA
                                ----------     ----------------     ------------------     -----------------   ----------
Assets:
     Real estate, net..........   $888,055         $132,787              $78,411                               $1,099,253
     Mortgage note receivable..     36,378                                                                         36,378
     Deferred charges and
      other assets, net........     19,457                                                      $538               19,995
     Receivables, net..........      9,234                                                                          9,234
     Cash and cash equivalents.      3,614                                                                          3,614
     Escrowed cash and
      deposits on
      real estate..............      5,972           (2,750)                                                        3,222
     Investments in joint
      venture and
      unconsolidated
      subsidiaries.............     22,559                                                                         22,559
                                  --------         --------              -------                ----           ----------
         Total Assets..........   $985,269         $130,037              $78,411                $538           $1,194,255
                                  ========         ========              =======                ====           ==========
Liabilities:
     Debt on real estate.......   $432,641         $115,692              $78,411                $538              627,282
     Accounts payable and
      other liabilities........     24,016                                                                         24,016
     Distributions payable.....     11,834                                                                         11,834
     Other payables
      (affiliates).............      4,755                                                                          4,755
                                  --------         --------              -------                ----           ----------
Total Liabilities..............    473,246          115,692               78,411                 538              667,887
                                  --------         --------              -------                ----           ----------
Minority interest..............     57,955            9,822                                                        67,777
                                  --------         --------              -------                ----           ----------
Shareholders' Equity:
     Common shares.............        263                                                                            263
     Additional paid-in
      capital..................    457,892            4,523                                                       462,415
     Distributions in excess
      of accumulated
      earnings.................     (4,087)                                                                        (4,087)
                                  --------         --------              -------                ----           ----------
         Total Shareholders'
          Equity...............    454,068            4,523                                                       458,591
                                  --------         --------              -------                ----           ----------
         Total Liabilities
          and Shareholders'
          Equity...............   $985,269         $130,037              $78,411                $538           $1,194,255
                                  ========         ========              =======                ====           ==========



(1) The financial information on the Terramics Properties is presented as if the transaction occurred on September 30, 1997.
(2) The financial information on the Pending Acquisitions includes the Pending Acquisitions deemed probable by the Company.
(3) The Other Adjustments represent the financing costs incurred in connection with the borrowings used to close the Terramics Properties and Pending Acquisitions.

                           PRENTISS PROPERTIES TRUST
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)

            (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

          The following unaudited pro forma consolidated statement of income is presented as if (i) the acquisition of the assets acquired during 1997, (the "1997 Acquired Properties"), (ii) the acquisition of the Terramics Properties, and (iii) the acquisition of the Pending Acquisitions had occurred on January 1, 1997.

          This pro forma consolidated statement of income should be read in conjunction with the pro forma consolidated balance sheet at December 31, 1996 and pro forma consolidated statement of income for the year ended December 31, 1996 included elsewhere in this Form 8-K and the historical consolidated and combined financial statements and notes thereto of the Company and the Predecessor Company included in the Company's Form 10-K for the year ended December 31, 1996.

          The pro forma consolidated statement of income is not necessarily indicative of what actual results would have been had the previously described transactions actually occurred as of January 1, 1997, nor does it purport to represent the operations of the Company for future periods.


                                THE
                              COMPANY                            PRO FORMA ADJUSTMENTS
                                NINE      -------------------------------------------------------------------
                               MONTHS        1997                                                                PRENTISS
                               ENDED       ACQUIRED         OTHER      TERRAMICS      PENDING        OTHER      PROPERTIES
                             SEPTEMBER    PROPERTIES    ADJUSTMENTS   PROPERTIES   ACQUISITIONS   ADJUSTMENTS     TRUST
                              30, 1997      /(1)/           /(2)/        /(3)/         /(4)/         /(2)/      PRO FORMA
                             ---------    ----------    -----------   ----------   ------------   -----------   ----------
Revenues:
     Rental income...........  $85,092     $21,116           --         $12,495         $7,151            --     $125,854
     Mortgage interest.......      640       1,969           --              --             --            --        2,609
     Management fees.........      690          --           --              --             --            --          690
     Development, leasing,
      sale and other fees....    1,591       1,160           --              59            182            --        2,992
                               -------     -------      -------         -------         ------      --------     --------
          Total revenues.....   88,013      24,245                       12,554          7,333                    132,145
                               -------     -------      -------         -------         ------      --------     --------
Expenses:
     Property operating
      and maintenance........   19,972       6,844         (389)          3,370          2,388          (856)      31,329
     Real estate taxes.......    9,386       2,154          270           1,206            630           265       13,911
     General and
      administrative.........    2,338          --           --              --             --            44        2,382
     Personnel costs, net....    2,437          --           --              --             --           180        2,617
     Interest expense........   12,926          --       10,245              --             --        10,590       33,761
     Amortization of
      deferred
      financing costs........      589          --          203              --             --            56          848
     Depreciation and
      amortization...........   14,669          --        3,568              --             --         3,274       21,511
                               -------     -------      -------         -------         ------      --------     --------
          Total expenses.....   62,317       8,998       13,897           4,576          3,018        13,553      106,359
                               -------     -------      -------         -------         ------      --------     --------
Equity in income of joint
 venture and unconsolidated
 subsidiaries................    4,270          --           --              --             --           244        4,514
                               -------     -------      -------         -------         ------      --------     --------
Income before gain on
 sale,  minority interest
 and extraordinary item......   29,966      15,247      (13,897)          7,978          4,315       (13,309)      30,300
Gain on sale of property.....      243          --           --              --             --            --          243
Minority interest............   (3,753)         --          162              --             --          (364)      (3,955)
                               -------     -------      -------         -------         ------      --------     --------
Income before
 extraordinary item..........   26,456      15,247      (13,735)          7,978          4,315       (13,673)      26,588
Extraordinary item...........     (111)         --           --              --             --            --         (111)
                               -------     -------      -------         -------         ------      --------     --------
Net income...................  $26,345     $15,247      (13,735)        $ 7,978         $4,315      $(13,673)    $ 26,477
                               -------     -------      -------         -------         ------      --------     --------
Net income per common
 share.......................  $  1.10                                                                           $   1.01
                               =======                                                                           ========
Weighted average number
 of common shares
 outstanding.................   24,002                                                                             26,289
                               =======                                                                           ========


/(1)/ In addition to the Terramics Properties, since December 31, 1996, the
      Company has acquired 29 office and 13 industrial properties containing approximately 4.8 million square feet for an approximate purchase price of $403.5 million (the "1997 Acquired Properties"). The financial information of the 1997 Acquired Properties reflects the historical results of operation of the properties for the portion of the period prior to acquisition.

/(2)/ The Other Adjustments reflect the adjustments that Management considers necessary to present the results of operations of the 1997 Acquired Properties, Terramics Properties and Pending Acquisitions as if the acquisitions had occurred on January 1, 1997.

/(3)/ The financial information of the Terramics Properties reflects the historical results of operations of the properties for the nine months ended September 30, 1997.

/(4)/ The financial information of the Pending Acquisitions reflects the historical results of operations of the properties for the nine months ended September 30, 1997 that the Company considers probable acquisitions.

                           PRENTISS PROPERTIES TRUST
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

            (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

          The following unaudited pro forma consolidated statement of income is presented as if (i) the consummation of the IPO, the Company's Follow-on Offering and related Formation Transactions, (ii) the acquisition of the 1996 and 1997 Acquired Properties, (iii) the acquisition of the Terramics Properties, and (iv) the acquisition of the Pending Acquisitions had occurred on January 1, 1996.

          This pro forma consolidated statement of income should be read in conjunction with the pro forma consolidated balance sheet at December 31, 1996 and the pro forma consolidated statement of income for the nine months ended September 30, 1997 included elsewhere in this Form 8-K and the historical consolidated and combined financial statements and notes thereto of the Company and the Predecessor Company included in the Company's Form 10-K for the year ended December 31, 1996.

          The pro forma consolidated statement of income is not necessarily indicative of what actual results would have been had the previously described transactions actually occurred as of January 1, 1996 nor does it purport to represent the operations of the Company for future periods.

                          COMPANY    PREDECESSOR                    PRO FORMA ADJUSTMENTS
                         HISTORICAL    COMPANY    ---------------------------------------------------------------
                          OCT. 22,     JAN. 1,                 FORMATION
                            1996        1996         OTHER    TRANSACTIONS                                          PRENTISS
                           THROUGH     THROUGH     ACQUIRED    AND OTHER    TERRAMICS     PENDING        OTHER     PROPERTIES
                          DEC. 31,     OCT. 21,   PROPERTIES  ADJUSTMENTS   PROPERTIES  ACQUISITIONS  ADJUSTMENTS    TRUST
                            1996      1996/(1)/      /(2)/       /(1)/        /(3)/        /(4)/         /(5)/     PRO FORMA
                         ----------  -----------  ----------  -----------   ----------  ------------  -----------  ----------

Revenues:
  Rental income.......... $13,485       $27,086     $66,776     $ 24,599      $16,783      $9,237            --     $157,966
  Mortgage interest......      --            --       3,376           --           --          --            --        3,376
  Management fees........     192         7,903          --       (7,127)          --          --            --          968
  Development, leasing,
   sale and other fees...     110         9,607       2,261       (8,451)         108         131            --        3,766
                          -------       -------     -------     --------       ------      ------       -------     --------
     Total revenues......  13,787        44,596      72,413        9,021       16,891       9,368            --      166,076
                          -------       -------     -------     --------       ------      ------       -------     --------
Expenses:
  Property operating
   and maintenance.......   3,618         7,550      19,740        4,800        4,665       3,082        (1,105)      42,350
  Real estate taxes......   1,162         3,085       7,451        2,112        1,634         791           400       16,635
  General and
   administrative........     547         5,304          --       (3,338)          --          --            58        2,571
  Personnel costs, net...     505        11,991          --      (10,212)          --          --           240        2,524
  Interest expense.......     759         4,549          --       24,860           --          --        14,846       45,014
  Amortization of
   deferred
   financing costs.......      87         1,402          --         (433)          --          --            74        1,130
  Depreciation and
   amortization..........   2,696         5,993          --       15,627           --          --         4,365       28,681
                          -------       -------     -------     --------       ------      ------       -------     --------
     Total expenses......   9,374        39,874      27,191       33,416        6,299       3,873        18,878      138,905
                          -------       -------     -------     --------       ------      ------       -------     --------
Equity in income of joint
 venture and
 unconsolidated
 subsidiaries............   1,427            18          --        4,308           --          --           287        6,040
                          -------       -------     -------     --------       ------      ------       -------     --------
Income before gain on
 sale and minority
 interest................   5,840         4,740      45,222      (20,087)      10,592       5,495       (18,591)      33,211
Gain on sale.............      --           378          --         (378)          --          --            --           --
Minority interest........    (844)           --          --       (3,235)          --          --          (240)      (4,319)
                          -------       -------     -------     --------       ------      ------       -------     --------
Net income............... $ 4,996       $ 5,118     $45,222     $(23,700)      10,592      $5,495       (18,831)      28,892
                          =======       =======     =======     ========       ======      ======       =======     ========

Net income per common
 share................... $  0.25                                                                                   $   1.10
                          =======                                                                                   ========
Weighted average number
 of common shares
 outstanding.............  20,002                                                                                     26,289
                          =======                                                                                   ========


/(1)/ The pro forma financial information of the Company, for the period January
      1, 1996 through October 21, 1996, along with the Formation Transaction Adjustments reflects the historical results of the Predecessor Company, adjusted to assume that the initial public offering, follow-on offering and related formation transaction of the Company had occurred on January 1, 1996.

/(2)/ In addition to the Terramics Properties, since the commencement of operations of the Company on October 22, 1996, the Company has acquired 34 office and 16 industrial properties containing approximately 5.9 million square feet for an approximate purchase price of $520.1 million (the "Other Acquired Properties"). The financial information of the Other Acquired Properties reflects the historical results of operation of the properties for the portion of the period prior to acquisition.

/(3)/ The financial information of the Terramics Properties reflects the historical results of operations of the properties for the year ended December 31, 1996.

/(4)/ The financial information of the Pending Acquisitions reflects the historical results of operations of the properties for the year ended December 31, 1996 that the Company considers probable acquisitions.

/(5)/ The Other Adjustments reflect the adjustments that Management considers necessary to present the results of operations of the Other Acquired Properties, Terramics Properties and Pending Acquisitions as if the acquisitions had occurred on January 1, 1996.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 PRENTISS PROPERTIES TRUST



Date:  October 31, 1997          By:     /s/ Thomas P. Simon
                                    ---------------------------------------
                                    Thomas P. Simon (Vice President)